Exhibit 10.14

SERIES 2011-2

INDENTURE SUPPLEMENT

between

GTP ACQUISITION PARTNERS I, LLC

ACC TOWER SUB, LLC

DCS TOWER SUB, LLC

GTP SOUTH ACQUISITIONS II, LLC

GTP ACQUISITION PARTNERS II, LLC

GTP ACQUISITION PARTNERS III, LLC

GTP INFRASTRUCTURE ISSUER, LLC

GTP INFRASTRUCTURE I, LLC

GTP INFRASTRUCTURE II, LLC

GTP INFRASTRUCTURE III, LLC

GTP TOWERS VIII, LLC

as Obligors

and

The Bank of New York Mellon

as Indenture Trustee

dated as of July 7, 2011

Secured Tower Revenue Notes, Global Tower Series 2011-2

i

SERIES 2011-2

INDENTURE SUPPLEMENT

THIS SERIES 2011-2 INDENTURE SUPPLEMENT (this “Series Supplement”), dated as of July 7, 2011, is between GTP Acquisition Partners I, LLC (the “Issuer”), ACC Tower Sub, LLC (“ACC”), DCS Tower Sub, LLC (“DCS”), GTP South Acquisitions II, LLC (“GTP South Sub”), GTP Acquisition Partners II, LLC (“GTP Sub II”), GTP Acquisition Partners III, LLC (“GTP Sub III”), GTP Infrastructure Issuer, LLC (“Infra Issuer”), GTP Infrastructure I, LLC (“GTP Infra I”), GTP Infrastructure II, LLC (“GTP Infra II”), GTP Infrastructure III, LLC (“GTP Infra III”) and GTP Towers VIII, LLC (“GTP Towers VIII”), each a Delaware limited liability company (collectively, the “Closing Date Asset Entities”; together with any entity that becomes a party hereto after the date hereof as an “Additional Asset Entity”, the “Asset Entities”, the Asset Entities and the Issuer, collectively, the “Obligors”), and The Bank of New York Mellon, as indenture trustee and not in its individual capacity (in such capacity, the “Indenture Trustee”).

RECITALS

WHEREAS, the Obligors (other than the Joining Entities (as defined below)) and the Indenture Trustee are parties to the Amended and Restated Indenture, dated as of May 25, 2007, as amended by the Indenture Supplement, dated as of March 11, 2011, as amended by the Indenture Supplement, dated as of March 11, 2011 that provided for the issuance of the Series 2011-1 Notes (the “Existing Indenture”);

WHEREAS, pursuant to the Existing Indenture, on the date on which the Series 2007-1 Notes are paid in full the Existing Indenture is to be amended and restated in its entirety as set forth in the form attached hereto as Annex A (as so amended and restated (the “Indenture”);

WHEREAS, such Obligors desire to enter into this Series Supplement in order to issue Notes pursuant to the terms of the Indenture and Section 2.07 thereof, the proceeds of which will be used, in part, to repay the Series 2007-1 Notes together with the applicable Prepayment Consideration;

WHEREAS, concurrently with the issuance of such Notes, each of the Joining Entities will become a party to the Indenture as an Obligor and as an Asset Entity;

WHEREAS, the Issuer represents that it has duly authorized the issuance of $645,000,000 of Secured Tower Revenue Notes, Global Tower Series 2011-2, consisting of two classes designated as Class C (the “Class C Notes”) and Class F (the “Class F Notes”; together with the Class C Notes, the “Series 2011-2 Notes”);

WHEREAS, the Series 2011-2 Notes constitute Notes as defined in the Indenture; and

WHEREAS, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. All defined terms used herein and not defined herein shall have the meaning ascribed to such terms in the Indenture. All words and phrases defined in the Indenture shall have the same meaning in this Series Supplement, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Series Supplement unless the context clearly requires otherwise:

“Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(b).

“Class C Notes” shall have the meaning ascribed to it in the preamble hereto.

“Class F Notes” shall have the meaning ascribed to it in the preamble hereto.

“Closing Date” shall mean July 7, 2011.

“Date of Issuance” shall mean, with respect to the Series 2011-2 Notes, July 7, 2011.

“Existing Indenture” shall have the meaning ascribed to it in the preamble hereto.

“Fitch” shall mean Fitch, Inc.

“Global Assignment and Acceptance Agreement” shall mean that certain Global Assignment and Acceptance Agreement, dated as of July 7, 2011, by and among Toronto Dominion (Texas) LLC, as administrative agent under the GTP Infrastructure Indenture, the Issuer, The Bank of New York Mellon, as indenture trustee under the GTP Infrastructure Indenture, the Indenture Trustee for the benefit of the Noteholders under this Indenture and the other parties thereto.

“GTP Infrastructure Indenture” shall mean that certain Indenture, dated as of February 17, 2010, by and among GTP Infrastructure Issuer, LLC, as issuer, Toronto Dominion (Texas) LLC, as administrative agent, The Bank of New York Mellon, as indenture trustee and the other parties thereto (as the same may be amended, modified or supplemented from time to time).

“Indenture” shall have the meaning ascribed to it in the preamble hereto.

“Initial Purchasers” shall mean Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and TD Securities (USA) LLC.

“Note Rate” shall mean the fixed rate per annum at which interest accrues on each Class of the Series 2011-2 Notes as set forth in Section 2.01(a).

“Offering Memorandum” shall mean the Offering Memorandum dated June 29, 2011, relating to the issuance by the Issuer of the Series 2011-2 Notes.

“Post ARD Note Spread” shall, for each Class of the Series 2011-2 Notes, have the meaning set forth in the table below:

Series/Class	Post-ARD Note Spread
Series 2011-2, Class C	2.750%
Series 2011-2, Class F	6.113%

“Prepayment Period” shall mean, in relation to the Series established in this Series Supplement, the period which commences on the date that is twelve months prior to the Anticipated Repayment Date.

“Rated Final Payment Date” shall have the meaning ascribed to it in Section 2.01(b) hereof.

“Rating Agency” or “Rating Agencies” shall mean, in relation to the Series established in this Series Supplement, each of Moody’s and Fitch.

“Series 2011-2 Notes” shall have the meaning ascribed to it in the preamble hereto.

Section 1.02 Rules of Construction. Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) an accounting term not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time;

(c) “or” is not exclusive;

(d) “including” means including without limitation;

(e) words in the singular include the plural and words in the plural include the singular;

(f) all references to “$” are to United States dollars unless otherwise stated;

(g) any agreement, instrument or statute defined or referred to in this Series Supplement or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

(h) the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

ARTICLE II

SERIES 2011-2 NOTE DETAILS; FORM OF SERIES 2011-2 NOTES

Section 2.01 Series 2011-2 Note Details.

(a) The aggregate principal amount of the Series 2011-2 Notes which may be initially authenticated and delivered under this Series Supplement shall be issued in two (2) separate classes, each having the class designation, initial principal balance, Note Rate and ratings set forth below (except for Series 2011-2 Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Section 2.02 of the Indenture):

Series/Class	Initial Principal Balance	Note Rate	Rating (Moody’s/Fitch)

Series 2011-2, Class C	$490,000,000	4.347%	A2(sf)/A(sf)
Series 2011-2, Class F	$155,000,000	7.628%	Ba3(sf)/BB-(sf)

(b) The “Anticipated Repayment Date” for the Series 2011-2 Notes is the Payment Date in June 2016. The “Rated Final Payment Date” for the Series 2011-2 Notes is the Payment Date in June 2041.

(c) The first Payment Date on which payments of Accrued Note Interest shall be paid to the Noteholders of the Series 2011-2 Notes shall be the July 2011 Payment Date. The initial Interest Accrual Period for the Series 2011-2 Notes shall consist of 8 days.

(d) For purposes of the last sentence of the definition of “Allocated Note Amount”, after giving effect to the issuance of the Series 2011-2 Notes, the Allocated Note Amount as determined by the Manager for any Tower Site as of any date of determination, shall be $10,000 per Tower Site with the balance of the aggregate principal balance of the Notes Outstanding on the Closing Date allocated to Tower Sites having a positive Annualized Run Rate Net Cash Flow for the month of July 2011, based on each such Tower Site’s share of the positive Annualized Run Rate Net Cash Flow as of such date for all Tower Sites having a positive Annualized Run Rate Net Cash Flow as of such date.

(e) The Record Date for purposes of determining payments to the Noteholders of the Series 2011-2 Notes for the July 2011 Payment Date shall be July 7, 2011.

Section 2.02 Delivery of Series 2011-2 Notes. Upon the execution and delivery of this Series Supplement, the Issuer shall execute and deliver to the Indenture Trustee and the Indenture Trustee shall authenticate the Series 2011-2 Notes and deliver the Series 2011-2 Notes to the Depositary.

Section 2.03 Forms of Series 2011-2 Notes. The Series 2011-2 Notes shall be in substantially the form set forth in the Indenture, each with such variations, omissions and insertions as may be necessary.

ARTICLE III

AMENDMENTS

Section 3.01 Amendments.

(a) The definition of “Cash Management Agreement” is hereby amended and restated in its entirety to read as follows:

“Cash Management Agreement” shall mean the Cash Management Agreement dated as of May 25, 2007 between the Obligors, the Indenture Trustee and the Manager, as amended by Amendment No. 1 to the Cash Management Agreement, dated as of July 7, 2011 between the Obligors, the Indenture Trustee and the Manager.

(b) The definition of “Allocation Agreement” is hereby amended and restated in its entirety to read as follows:

“Allocation Agreement” shall mean one or more agreements in which the Manager, as allocation agreement, agrees to allocate Rents and Receipts received from common Tenants of certain Excluded Tower Sites and Tower Sites that are commingled in a Lock Box Account, between the owners of such Excluded Tower Sites and Tower Sites.

(c) The definition of “Lock Box Account” is hereby amended and restated in its entirety to read as follows:

“Lock Box Account” shall mean one or more lock box accounts maintained by the Issuer or its designee into which Tenants shall have been directed to pay all Rents and other sums owned to the Asset Entities, and into which the Obligors will deposit all Receipts pursuant to Section 7.14.

(d) The definition of “Transaction Documents” is hereby amended to include the Global Assignment and Acceptance Agreement.

(e) The parties hereto authorize and direct the Indenture Trustee to enter into the Global Assignment and Acceptance Agreement in order that the Indenture Trustee for the benefit of the Noteholders under this Indenture shall purchase all the right, title and interest in the advances made by the financial institutions under the GTP Infrastructure Indenture and that such advances shall be deemed to remain outstanding and be converted into the Series 2011-2 Notes. The acquisition of such advances shall be funded with the net proceeds of the issuance of the Series 2011-2 Notes, and the Indenture Trustee is hereby authorized to use such proceeds accordingly. By accepting the Series 2011-2 Notes, the Noteholders shall be deemed to have agreed to the terms and conditions of the Global Assignment and Acceptance Agreement and to have authorized the Indenture Trustee to take the actions contemplated thereby.

(f) For purposes of clarity, (i) the security interests and guarantees granted by the Joining Entities to the Indenture Trustee under the GTP Infrastructure Indenture, the Security Agreement and Subsidiary Guaranty (as such terms are defined in the GTP Infrastructure Indenture), (ii) the perfection of any accounts subject to the Account Control Agreements (as defined in the GTP Infrastructure Indenture), (iii) the mortgages originally made by the Joining Entities to secure the obligations under the Subsidiary Guaranty (as defined in the GTP Infrastructure Indenture) and (iv) the notes under the GTP Infrastructure Indenture, are confirmed and shall be deemed to continue uninterrupted pursuant to the terms of the Indenture, with any references to the GTP Infrastructure Indenture in any of the foregoing documents being deemed to refer to this Indenture and any references to notes shall be deemed to include the Notes; provided that, the GTP Infrastructure Indenture, the Parent Guarantee, the Subsidiary Guarantee, the Account Control Agreements, the Proceeds Allocation Agreement, the Security Agreement and the Pledge Agreement (as such terms are defined in the GTP Infrastructure Indenture) will terminate on the Closing Date for the Series 2011-2 Notes.

(g) The schedules and exhibits to the Indenture are hereby amended by replacing the existing schedules and exhibits with schedules and exhibits set forth on Annex B attached hereto.

Upon the execution of this Series Supplement pursuant to the provisions hereof, the Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under the Indenture of the Indenture Trustee, the Servicer, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of this Series Supplement shall be and be deemed to be part of the terms and conditions of the Indenture for any and all purposes.

ARTICLE IV

JOINDER AGREEMENT

Section 4.01 Joinder. By execution of a counterpart to this Series Supplement, each of Infra Issuer, GTP Infra I, GTP Infra II, GTP Infra III and GTP Towers VIII (each a “Joining Entity”) hereby becomes a party to the Indenture as an “Asset Entity” effective as of the date first above written. Each Joining Entity hereby acknowledges that it has received and reviewed a copy of the Indenture”. Each Joining Entity hereby confirms that it has Granted a security interest pursuant to the Indenture and confirms that it is bound by all covenants, agreements and acknowledgments attributable to an Asset Entity in the Indenture. The parties acknowledge that this is the Joinder Agreement contemplated by Section 2.12(a) of the Indenture.

Section 4.02 Other Information. The address, taxpayer identification number (if any) and jurisdiction of organization of the Joining Entity is set forth in Annex C to this Joinder Agreement.

ARTICLE V

GENERAL PROVISIONS

Section 5.01 Date of Execution. This Series Supplement for convenience and for the purpose of reference is dated as of July 7, 2011.

Section 5.02 Notices. Notices required to be given to Moody’s by the Issuer and/or the Asset Entities or the Indenture Trustee shall be mailed to Moody’s Investors Service, Inc., 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, Attention: Giyora Eiger. Notices required to be given to Fitch by the Issuer and/or the Asset Entities or the Indenture Trustee shall be mailed to info.cmbs@fitchratings.com.

Section 5.03 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 5.04 Severability. In case any provision in this Series Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 5.05 Counterparts. The Indenture and any Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.

ARTICLE VI

APPLICABILITY OF INDENTURE

Section 6.01 Applicability. The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Series Supplement. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof; provided, however, that with respect to the Joining Entities, the representations, warranties and covenants set forth in Section 8.01 of the Indenture shall be effective as of the date hereof and until such time as all Obligations are paid in full.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Obligors and the Indenture Trustee have caused this Series Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

GTP ACQUISITION PARTNERS I, LLC, as Issuer

By:	/s/ MARC C. GANZI
Name:	Marc C. Ganzi
Title:	Chief Executive Officer

ACC TOWER SUB, LLC, as Obligor

By:	/s/ MARC C. GANZI
Name:	Marc C. Ganzi
Title:	Chief Executive Officer

DCS TOWER SUB, LLC, as Obligor

By:	/s/ MARC C. GANZI
Name:	Marc C. Ganzi
Title:	Chief Executive Officer

GTP SOUTH ACQUISITIONS II, LLC, as Obligor

By:	/s/ MARC C. GANZI
Name:	Marc C. Ganzi
Title:	Chief Executive Officer

GTP ACQUISITION PARTNERS II, LLC, as Obligor

By:	/s/ MARC C. GANZI
Name:	Marc C. Ganzi
Title:	Chief Executive Officer

GTP ACQUISITION PARTNERS III, LLC, as Obligor

By:	/s/ MARC C. GANZI
Name:	Marc C. Ganzi
Title:	Chief Executive Officer

GTP INFRASTRUCTURE ISSUER, LLC, as Obligor

By:	/s/ MARC C. GANZI
Name:	Marc C. Ganzi
Title:	Chief Executive Officer

GTP INFRASTRUCTURE I, LLC, as Obligor

By:	/s/ MARC C. GANZI
Name:	Marc C. Ganzi
Title:	Chief Executive Officer

GTP INFRASTRUCTURE II, LLC, as Obligor

By:	/s/ MARC C. GANZI
Name:	Marc C. Ganzi
Title:	Chief Executive Officer

GTP INFRASTRUCTURE III, LLC, as Obligor

By:	/s/ MARC C. GANZI
Name:	Marc C. Ganzi
Title:	Chief Executive Officer

GTP TOWERS VIII, LLC, as Obligor

By:	/s/ MARC C. GANZI
Name:	Marc C. Ganzi
Title:	Chief Executive Officer

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:	/s/ Alan Terezian
Name:	Alan Terezian
Title:	Vice President